

# Windtree Therapeutics, Inc.
# Corporate Presentation
# October 2019

OTCQB: WINT

# Forward-looking Statements

To the extent that statements in this presentation are not strictly historical, including statements about the Company's clinical development programs, business strategy, outlook, objectives, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company's product development activities, or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this presentation are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made, including risks relating to the Company's recent merger with CVie Therapeutics. These risks are further described in the Company's periodic filings with the Securities and Exchange Commission (SEC), including the most recent reports on Forms 10-K, 8-K and 10-Q, and any amendments thereto ("Company Filings")

*Under no circumstances shall this presentation be construed as an offer to sell or as a solicitation of an offer to buy any of the Company's securities. In addition, the information presented in this deck is qualified in its entirety by the Company Filings. The reader should refer to the Company Filings for a fuller discussion of the matters presented here.*

# Windtree Investment Highlights

- Late-stage pipeline of novel cardiovascular and pulmonary programs
  - Three phase 2 clinical programs and additional pre-clinical pipeline candidates in both cardiovascular and pulmonary indications
- Lead cardiovascular program, istaroxime (ista), is a first-in-class SERCA2a activator being developed for acute heart failure (AHF)
  - Phase 2 clinical trials demonstrated significant improvement in diastolic and systolic function
  - FDA Fast-Track designation granted in July 2019
  - New planned clinical study in early cardiogenic shock may provide a pathway to an accelerated review of this indication
- Lead pulmonary program, AEROSURF®, is being developed to provide noninvasive delivery of aerosolized KL4 surfactant to improve the management of respiratory distress syndrome (RDS) in premature infants
  - Completed phase 2 clinical trials show the potential to reduce nCPAP failure and need for intubation
  - Planned bridging study to support transition to phase 3 expected to leverage partner resources
  - FDA Fast-Track designation granted in September 2016
- Strong news flow with data readouts for both ista and AEROSURF as well as potential business development activities in next 12–18 months
- Public biopharma company (OTCQB:WINT) with market cap ~$113 million

# Windtree Therapeutics Portfolio
## *Late Stage Programs in Cardiovascular and Acute Pulmonary*

### Cardiovascular



**Istaroxime**
for the Treatment of Acute Heart Failure

*+ Pre-Clinical Oral, Heart Failure Candidates and Programs:*

**CV-IST2 (Next Generation Dual Action SERCA2a)**
Oral & i.v. for chronic and acute heart failure

**SERCA2a (Selective Action)**
Oral & i.v. for chronic and acute heart failure



**Rostafuroxin**
for genetically targeted resistant hypertension and renal impairment

### Acute Pulmonary

**AEROSURF®**
for noninvasive treatment of RDS



**Lyophilized KL4 Surfactant (LS)**
for RDS



*+ Pre-Clinical Programs:*

**Eleison**
aerosol oncology collaboration

**KL4 Platform**
for lung protection and drug delivery

# Strategy for Value Creation

*Planned Milestones*

- **Three late-stage programs** focused on significant markets with unmet needs
- **Multiple clinical and business milestones which have the potential to be catalysts**
- Highly-experienced management team conducting **smart, rigorous execution** and leveraging opportunities for **acceleration and non-dilutive funding** of development
- **Business development initiatives for the realization of value**

2019 | 2020 | 2021

**Ista Early Cardiogenic Shock Study** → Data, FDA Mtg

**Ista AHF Study** (transition to ph3) → Data, EOP2 Mtg into Ph3, potential partnering

**AEROSURF® Bridging Study** → Data, FDA EOP2 into Ph3

Advance Pre-Clinical Oral HF agents

Advance LS and KL4 platform studies

*Corporate Milestones:*

**Nasdaq Listing Application**

**Rosta deal process** **(potential out-license)**

WINDTREE THERAPEUTICS



# Istaroxime

Dual Mechanism, SERCA2a Activator for the

**Treatment of Acute Heart Failure**
**and Early Cardiogenic Shock**

# Heart Failure -
*Significant Healthcare Issue with Significant Unmet Clinical Need*

- 6 million patients in the U.S. and over 18 million worldwide. The prevalence of HF is on the rise as is mortality
- **#1 cause of hospitalizations in** patients over 65 years old **in the United States** and Western Europe with **greater than 1.3 million admissions annually in US and ~1.5 million in the EU**
- **Inpatient mortality** as high as 7 percent and 30-day mortality can exceed 10 percent
- **HF has a significant cost**. Estimates place direct hospital costs at >$18B annually in the U.S. alone. Heart failure is the most expensive of the Medicare diagnoses in the U.S.
- Due to the unmet need and lack of therapeutic advances, the **FDA issued new Heart Failure Guidance** in July 2019 reflecting greater flexibility in order to support development

# Acute Heart Failure -
## *Significant Healthcare Issue with Significant Unmet Clinical Need*

- Despite the need, there have not been meaningful new therapeutic advancements in acute heart failure for decades
- Current approaches to improve acute cardiac dysfunction are associated with unwanted effects:
  - Heart rhythm disturbances
  - Increased heart rate and myocardial oxygen demand
  - Decreased blood pressure
  - Potential damage to the heart muscle (increased troponin)
  - Worsening renal function
  - Mortality
- Patients with low blood pressure and peripheral hypoperfusion are at high risk for poor outcomes and are difficult to manage. They also are generally resistant to diuretic therapy and often discharged in a sub-optimal state

# Cardiac Output, Blood Pressure and Renal Function are Critical Factors in Managing AHF Patients and Their Outcomes

In-Hospital Mortality Rates by Admission Systolic Blood Pressure Deciles (n = 48,567)



In-Hospital Mortality, %
0
1
2
3
4
5
6
7
8
9
10
11
50-104
105-114
115-123
124-131
132-139
140-147
148-156
157-168
169-188
189-300
Admission Systolic Blood Pressure Deciles, mm Hg (N=48567)

Gheorghiade, M. et al. JAMA 2006;296:2217-2226.

European Journal of Heart Failure (2011) 13, 961–967

**Early drop in systolic blood pressure and worsening renal function in acute heart failure: renal results of Pre-RELAX-AHF**

Adriaan A. Voors[1*], Beth A. Davison[2], G. Michael Felker[3], Piotr Ponikowski[4], Elaine Unemori[5], Gadi Cotter[2], John R. Teerlink[6], Barry H. Greenberg[7], Gerasimos Filippatos[8], Sam L. Teichman[5], and Marco Metra[9] on behalf of the Pre-RELAX-AHF study group



Probability of WRF
0.0
0.2
0.4
0.6
0.8
1.0
-100
-80
-60
-40
-20
0
20
40
60
Change in SBP (mmHg)

# Istaroxime – Novel First-in-Class Therapy

- Novel intravenous agent designed to improve systolic contraction and diastolic relaxation and fill function of the heart
- Unique, ***dual*** **mechanism of effect that has been shown to impact** ***both*** **systolic and diastolic dysfunction**
  - Inhibition of the sodium-potassium pump and effects on the sodium-calcium exchanger results in more calcium available for contraction (systolic effect)
  - Stimulation of SERCA2a activity **enhances calcium reuptake** improving the relaxation-contraction cycle resulting in improved diastolic ventricular function



Istaroxime
Sarcomere
Inotropy
SERCA
Ryanodine receptor
L-type Ca++ Channel
Ca++
2 Ca++
ATP
Sarcoplasmic Reticulum
Cytoplasm
Plasma membrane of cardiomyocyte

# Istaroxime Phase 2a (HORIZON-HF) Study

- Multicenter, double blind, placebo-controlled, doses 6-hour infusion of istaroxime 0.5, 1.0, 1.5 ug/kg/min, conducted in the EU
- Hospitalized with AHF, with criteria including:
  - LVEF ≤ 35%
  - SBP 90-150 mmHg
- N=120 (30/group)
- Significant improvement in PCWP, SBP, heart rate was lower. Istaroxime was generally well tolerated with no unexpected adverse events

*Primary Endpoint:*

PCWP Significant Improvements



Placebo
Istar 0.5, p = 0.003
Istar 1.0, p = 0.014
Istar 1.5, p < 0.001
mmHg
time (hours)

Dose-dependent Increase in SBP



Placebo
Istar 0.5, p = 0.08
Istar 1.0, p = 0.005
Istar 1.5, p < 0.001
mmHg
time (hours)

WINDTREE THERAPEUTICS

# Istaroxime Phase 2b Study Design and Measures

- After a positive phase 2a trial, the predecessor company conducted a phase 2b trial that was multicenter, double blind, placebo-controlled, parallel group
- Hospitalized for recurrent AHF (dyspnea <u>plus</u> need for IV furosemide ≥40 mg); adult population
  - Left Ventricle Ejection Fraction (LVEF) ≤ 40%, E/e' ratio >10
  - BNP ≥ 350 or NT-pro-BNP ≥1400 pg/mL
  - Systolic Blood Pressure (SBP) 90-125 mmHg
- N=120 (24 Italy, 96 China)
  3 arms (1:1:1): 0.5 or 1.0 µg/kg/min, or placebo dosed for 24 hours
- Outcome measures
  - Echo - primary endpoint: Change in E/e' at 24 hrs
  - BNP, cTnT, ventricular ectopy
  - Dyspnea measured by VAS


55
460
100
11
111/64

*Primary Endpoint –*

# Significant Changes in E/e' Ratio


istaroxime 0.5 µg/kg/min vs. placebo
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
-7.0
E/e' Ratio
*
Infusion period
Baseline
6 hours
24 hours
48 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/kg/min

* p-value = 0.029


istaroxime 1.0 µg/kg/min vs. placebo
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
-7.0
E/e' Ratio
*
*
Infusion period
Baseline
6 hours
24 hours
48 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/kg/min

* p-values ≤ 0.034

Data shown as means and standard errors

WINDTREE THERAPEUTICS

# Substantial Change in Stroke Volume Index

istaroxime 0.5 µg/kg/min vs. placebo


8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
SVI (ml/beat/m²)
*
Infusion period
Baseline
6 hours
24 hours
48 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/kg/min

* p-value = 0.031

istaroxime 1.0 µg/kg/min vs. placebo


8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
SVI (ml/beat/m²)
*
Infusion period
Baseline
6 hours
24 hours
48 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/kg/min

* p-value = 0.009

Data shown as means and standard errors

WINDTREE THERAPEUTICS

# Systolic Blood Pressure Maintained or Increased During Treatment

istaroxime 0.5 µg/kg/min vs. placebo



12
9
6
3
0
-3
-6
-9
Change in SBP (mmHg)
Infusion period
Baseline
3 hours
6 hours
12 hours
24 hours
48 hours
72 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min

istaroxime 1.0 µg/kg/min vs. placebo



12
9
6
3
0
-3
-6
-9
Change in SBP (mmHg)
**
*
**
Infusion period
Baseline
3 hours
6 hours
12 hours
24 hours
48 hours
72 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min

* p-value = 0.011, ** p-values ≤ 0.006

Data shown as means and standard errors

WINDTREE THERAPEUTICS

# eGFR Maintained or Improved with Istaroxime

istaroxime 0.5 µg/kg/min vs. placebo



Infusion period
eGFR (mL/min/m²)
20
15
10
5
0
-5
-10
-15
-20
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min
Baseline
24 hours
48 hours
72 hours

istaroxime 1.0 µg/kg/min vs. placebo



Infusion period
*
eGFR (mL/min/m²)
20
15
10
5
0
-5
-10
-15
-20
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min
Baseline
24 hours
48 hours
72 hours

* p-value = 0.044

Data shown as median (IQR)

WINDTREE THERAPEUTICS

# Heart Rate was Lowered During Treatment


istaroxime 0.5 µg/kg/min vs. placebo
Change in Heart Rate (bpm)
9
6
3
0
-3
-6
-9
-12
-15
*
Infusion period
Baseline
3 hours
6 hours
12 hours
24 hours
48 hours
72 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min
* p-value = 0.014


istaroxime 1.0 µg/kg/min vs. placebo
Change in Heart Rate (bpm)
9
6
3
0
-3
-6
-9
-12
-15
*
**
**
**
**
Infusion period
Baseline
3 hours
6 hours
12 hours
24 hours
48 hours
72 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min
* p-value = 0.011, ** p-values ≤ 0.005

Data shown as means and standard errors

WINDTREE THERAPEUTICS

# Favorable Profile Observed with 24-hour Holter Monitoring



Clinically significant arrhythmias
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.5%
2.4%
10.5%
2.4%
10.5%
2.4%
Baseline
Day 1 (Infusion)
Day 2
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min



Clinically significant arrhythmias
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
20.0%
10.0%
20.0%
10.0%
20.0%
12.5%
Baseline
Day 1 (Infusion)
Day 2
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min



Ventricular Tachycardia
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
47.4%
43.9%
47.4%
46.3%
42.1%
31.7%
Baseline
Day 1 (Infusion)
Day 2
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min



Ventricular Tachycardia
80.0%
60.0%
40.0%
20.0%
0.0%
40.0%
50.0%
60.0%
60.0%
60.0%
50.0%
Baseline
Day 1 (Infusion)
Day 2
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min

PVCs (n°/24 hours) shown as median, ventricular tachycardia and clinically significant arrhythmias shown as percentage of patients

WINDTREE THERAPEUTICS

# No Meaningful Increases in Troponin (cTnT) During Treatment



cTnT – 0 to 24 hours
50
45
40
35
30
25
20
0
3
6
9
12
15
18
21
24
cTnT – 24 to 72 hours
24
36
48
60
72
Δ cTnT – 0 to 24 hours
8
3
-2
-7
-12
0.5 µg/kg/min
1.0 µg/kg/min
Placebo
Δ cTnT – 24 to 72 hours
Series1
Series2
Series3

# Adverse Events

| Event | Pooled placebo (n=39) | istaroxime 0.5 mg/Kg/min (n=41) | istaroxime 1.0 mg/Kg/min (n=40) |
|---|---|---|---|
| **All adverse events** | 23 (59.0%) | 31 (75.6%) | 33 (82.5%) |
| **Adverse events leading to discontinuation** | 1 (2.6%) | - | 4 (10.0%) |
| **Serious adverse events** | 2 (5.1%) | 2 (4.9%) | 6 (15.0%) |
| Cardiac death | - | - | 1 (2.5%) |
| Cardiogenic shock | - | - | 1 (2.5%)* |
| Cardiac failure | 1 (2.6%) | 2 (4.9%) | 3 (7.5%) |
| Renal embolism | - | - | 1 (2.5%) |
| Transient ischemic attack | 1 (2.6%) | - | - |
| Hyperventilation | 1 (2.6%) | - | - |
| Hypotension | 1 (2.6%) | - | - |
| **Adverse Drug Reactions†** | 10 (25.6%) | 23 (56.1%) | 25 (62.5%) |
| **Cardiovascular††** | **9 (23.1%)** | **4 (9.8%)** | **7 (17.5%)** |
| Gastrointestinal‡ | 2 (5.1%) | 4 (9.8%) | 14 (35.0%) |
| Infusion site pain/inflammation | - | 20 (48.8%) | 13 (32.5%) |

Note: data shown as n° patients (%) - patients can have more than one event during the 30-day follow up period
* Same patient who then died, and 1 additional death occurred at Day 31 (cardiac death) outside the 30 day window
† Adverse Drug Reactions are AEs related to study drug
††Most common - arrhythmia, atrial fibrillation, cardiac failure, ventricular tachycardia
‡ Most common - abdominal pain, nausea, vomiting, diarrhoea

WINDTREE THERAPEUTICS

# Istaroxime Phase 2b Study - Summary

- A 24-hour infusion of istaroxime at doses of 0.5 and 1.0 mg/kg/min was associated with significant improvements in diastolic and systolic cardiac function at 24 hours.
  - The primary endpoint, E/e' at 24 hours, was significantly ($p<0.05$) improved by both doses of istaroxime
  - Stroke volume was substantially increased at 24 hours
- Istaroxime maintained / increased systolic blood pressure; renal function also tended to improve. Additionally, heart rate decreased.
- Istaroxime was generally well tolerated with no unexpected adverse events; there were no major concerns related to arrhythmias and cTnT; pain at infusion site was reported primarily with short catheters and GI symptoms primarily with high dose.
- Results reproduced the favorable effects and safety profile seen in the phase 2a clinical trial. This study also supports SERCA2a stimulation as a novel and valid therapeutic target for AHF

# Istaroxime – Acute Heart Failure – Program Status

1. The Company has worked with top Heart Failure advisors and has had positive engagement and guidance from the FDA
   - ✓ The FDA granted Fast Track designation to the program in July 2019
2. The Company plans to transition istaroxime to phase 3-ready and partnership position by executing an additional study that is expected to complete phase 2 and inform phase 3 to:
   - ✓ leverage the characteristics of istaroxime in a target population that most particularly may benefit from the unique attributes of the drug – patients with low blood pressure and/or diuretic resistant
   - ✓ increase infusion time to greater than 24 hours (ideally 48 – 72 hours)
   - ✓ include endpoints acceptable to the agencies for approval (and that support commercial / payer messaging)
3. The study is expected to commence in the second half 2020 and has the potential to be a major catalyst to the program and for the Company

# Early Cardiogenic Shock Treatment

## *Istaroxime Potential Opportunity for Accelerated Approval Pathway*

- Cardiogenic shock is a severe presentation of heart failure characterized by very low blood pressure and hypoperfusion accompanied by high PCWP and decreased urine output
  - Approximately 110,000 patients per year in the US/EU[1]
  - Early cardiogenic shock patients have SBP ~90-75mmHg
- Cardiogenic shock is an area of extreme unmet need with no satisfactory pharmacologic interventions to reverse the condition, thus it has a high associated mortality and morbidity
- Because of the unmet need, there are potential opportunities for an accelerated regulatory pathway and review. According to FDA published position and actions, approval in shock potentially could be based on blood pressure changes (assuming comparable mortality compared to control patients at 30 days)



1) Kosaraju A, Hai O. Cardiogenic Shock. [Updated 2019 Jan 25]. In: https://www.ncbi.nlm.nih.gov/books/NBK482255/

# Istaroxime – Early Cardiogenic Shock

- FDA continues to recognize cardiogenic shock as an unmet medical need[1]
- FDA has outlined their current regulatory position regarding approval of drugs for shock
  - Sponsors are not required to show a benefit other than an increase in blood pressure to support approval of drugs to treat hypotension in the setting of shock
  - Precedent: NDA for Giapreza® (IV Angiotensin II), approved in 2017 for increasing MAP in distributive shock[2]

[1] CSRC Think Tank - July 24, 2019
[2] Senatore et al., Am J Cardiovasc Drugs, February 2019, Volume 19, Issue 1, pp 11–20 (https://doi.org/10.1007/s40256-018-0297-9)

# Istaroxime SBP Change from Baseline to 6 or 24 Hours from the Phase 2a and 2b Dose Groups

**Istaroxime has the potential to improve blood pressure and organ perfusion in patients with AHF**



SBP Mean Change ± SE (mmHg)
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2a Study
2b Study
2a Study
2b Study
2a Study
0.5 µg/kg/min
1.0 µg/kg/min
1.5 µg/kg/min
Study/Dose
6 Hours
24 Hours

*Mean SBP at Baseline ~112 mmHg*

WINDTREE THERAPEUTICS

# Rationale for Istaroxime in Early Cardiogenic Shock

- Dose related changes in systolic blood pressure in the phase 2 clinical program suggest a meaningful increase in blood pressure may be achieved in early cardiogenic shock by istaroxime
- Improving systolic and diastolic cardiac function without increasing heart rate, risk for arrythmias, or myocardial oxygen demand (based on preclinical studies) would be beneficial in these patients
- The Company plans to execute a study in early cardiogenic shock while preparing to start the larger phase 2b acute heart failure study

# Novel Heart Failure Portfolio-

*Oral and IV SERCA2a Activators for Chronic & Acute Heart Failure*



## Dual Mechanism SERCA2a Activators

- SERCA2a activators with $Na^+/K^+$ pump inhibitory activities
- As oral and i.v. therapies for AHF and/or chronic heart failure (CHF)

## Selective SERCA2a Activators

- Selective SERCA2a Activators devoid of any $Na^+/K^+$ pump inhibitory activities
- As oral and i.v. therapies for AHF and/or CHF
- Select SERCA2a is an attractive approach for heart failure with preserved ejection fraction (HFpEF)

**These next generation agents and platform are to be part of a complete chronic and acute portfolio opportunity for licensing / partnership**

Heart Failure is a therapeutic area of focus for many large pharmaceutical companies and SERCA2a is of particular interest





# AEROSURF®

Synthetic KL4 Surfactant with Proprietary Aerosol Delivery System for the Treatment of RDS

# Respiratory Distress Syndrome (RDS)
## *Current Treatment Pathways*

***Premature infants experience RDS due to underdeveloped lungs lacking endogenous surfactant. Surfactant helps keep lungs open between breaths and proper gas exchange***


~40%

*Initial treatment options include invasive and noninvasive methods:*


~60%

**Surfactant therapy + Invasive mechanical ventilation (IMV)**

- Animal-derived surfactant
- Delivered via intubation, usually in combination with mechanical ventilation

vs.

**nCPAP support until endogenous surfactant production**

- Noninvasive nasal delivery of continuous positive airway pressure (nCPAP)
- Supports breathing

**TRADE-OFFS**

***Timely therapy delivery***
***vs.***
***Exposure to known significant complications***

***Avoid exposure to significant complications***
***vs.***
***Foregoing surfactant treatment results in notable nCPAP failure rate***

**Ultimately, more than 50% of RDS infants are intubated and ventilated**

WINDTREE THERAPEUTICS

Source: Windtree and third-party market research

# Clinicians Seeking a Noninvasive Way to Deliver Surfactant

**What is wanted[1]:**

✓ **Avoid the risks, complications and clinical instability** associated with delivery of surfactant therapy via intubation and mechanical ventilation

✓ Possibility of **repeat doses**

✓ Enable **administration by non-specialist staff**

✓ **Reduce costs of treatment**

✓ **Better long-term outcomes**



***Reported Potential Value Drivers[2]:***

- **#1 stated need for RDS management**
- **Reduction in bronchopulmonary dysplasia (BPD) would make standard of care**
- **Sell drug *and* device-related supplies; reduce hospital costs by avoiding intubation and mechanical ventilation**
- **Market expansion to areas not qualified to invasively deliver surfactants**

1. Pillow & Minocchieri: Neonatology, 2012
2. N=278 Neonatologists, US & EU; WINT primary market research (2014)

# Windtree Technology Platform - AEROSURF®

**Proprietary Synthetic KL4 Surfactant** + **Proprietary Innovative Aerosol Delivery System (ADS)**

**Structurally similar to human** lung surfactant

**Liquid KL4 surfactant** (intratracheal instillate) for RDS **approved by the FDA**

**Lyophilized KL4 surfactant** currently being developed for **AEROSURF**



Utilizing pressure and heated capillary has demonstrated ability to **aerosolize KL4 surfactant**

**Controlled, effective and reproducible performance** validated in studies



- KL4 surfactant has been shown to improve lung function in premature infants, resulting in decreased nCPAP failures and need for invasive intubation
- KL4 surfactant also has anti-inflammatory and other potentially positive attributes

WINDTREE THERAPEUTICS

# AEROSURF® - Potential to Impact on the Clinical Course of RDS

*Building Evidence From Nearly 400 Patients Studied*

**Noninvasive RDS treatment**



**Improved Respiratory Parameters**

**Decreased Rate of nCPAP Failures**

**Less Intubation and Respiratory Support Required**

**Reduced Rates and Severity of BPD**

**Long-Term Outcomes**

## AEROSURF®

***Study results across each of these important parameters show evidence of the potential to impact the clinical course of RDS and respiratory health of preterm infants***

WINDTREE THERAPEUTICS

# AEROSURF® Program Evolution and Strategy

*Mitigating Risks and Strengthening Our Approach*

## Program Evolution

- The four phase 2a and 2b clinical trials have **reproduced efficacy in reducing nCPAP failure and the need for intubation** and observed **important positive BPD data.**
  - AEROSURF has received Fast Track and Orphan designations
- The Company has transitioned to the **newly-developed ADS**, which is designed for consistent performance, faster time to treatment and improved ease of use, potentially enabling better clinical outcomes
- The AEROSURF safety profile supports **employing a dosing regimen to deliver more surfactant in a shorter period of time**

## Program Strategy

- **Execute a small (n=70) Bridging Study to transition to EOP2 / phase 3,** demonstrate that the new ADS works, and supplement phase 2 data
- **Leverage China** - the largest market for RDS and surfactants - and use the partnership with Lee's to gather data in China pre-phase 3 (after site vetting and profiling). The Company expects that development in China will be funded under Lee's license agreement
- **The Company plans to continue ongoing Business Development activities and potentially identify and enter into one or more non-dilutive transactions**



# Rostafuroxin

for genetically targeted resistant hypertension
and renal impairment

# *Hypertension Market –* A Unique, Genetically-Targeted Approach

- **Hypertension is a very large market with high unmet need**
  - Over 1/3 of the adult population in the U.S. has hypertension and the majority of treated patients (50-85% globally) do not reach target for control. Well known that ethnicity can impact response to different classes of agents
- **Uncontrolled/resistant hypertension has been associated with certain genetic subsets of the population**
  - Adducin polymorphisms and endogenous ouabain can trigger hypertension by enhancing renal tubular sodium reabsorption and increasing vascular tone
- **Rostafuroxin is designed to be a potent and selective antagonist of ouabain and of the mutant adducin molecule and the functional effects**
  - Phase 2a and 2b demonstrated the possibility to reduce blood pressure in a ***genetically identified subset of patients representing approximately 28%*** *of hypertensives*
  - While the blood pressure reduction in Caucasians was notable in the phase 2a and 2b trials, blood pressure response in Chinese patients was dose ordered but significantly less pronounced at the same doses. The Company is exploring the reasons for the differential response in populations.



# Rostafuroxin Next Steps

1. Complete pharmaceutical development work for final formulation

2. Continue ongoing work to explain the ethnic differences seen in the Phase 2b clinical trial, including a more sensitive assay to measure drug concentration

3. Seek to develop rostafuroxin into an asset that is attractive for partnering and conduct business development to identify a transaction - including with companies that have previously expressed and interest.

# Financial Update

*As of June 30, 2019*

- Cash and marketable securities of $6.1 million as of June 30, 2019
  - Supports development activities, operations and debt service through October 2019
  - The Company is actively engaged in discussions with a number of potential counterparties to secure additional required capital
- Debt of $7.5 million
  - $4.5 million in a bank credit facility currently due in March 2020 (under discussion with bank to extend to 2H 2021)
  - $3.0 million due to Lee's Pharmaceuticals
- Fully diluted outstanding shares of 46.4 million and 72.0 million available for future issuance
  - Market cap ~$113 million (10/11/19)

# Strategy for Value Creation

## *Planned Milestones*

- ✓ **Ista:** conduct clinical study of early cardiogenic shock to explore potential accelerated pathway for approval of this indication. Complete ista phase 2 clinical program and develop strong phase 3 and partnership position; to create added value, advance oral product candidates through proof of concept.
- ✓ **AEROSURF®:** transition to Phase 3 with bridging study; leverage partnerships and non-dilutive funding.
- ✓ **Rosta:** out-license and use proceeds to provide non-dilutive funding of other, core programs.
- ✓ **Investment Activities:** Nasdaq listing application; seek additional clinical and BD activities.


2019
2020
2021
Ista Early Cardiogenic Shock Study
Data, FDA Mtg
Ista AHF Study
(transition to ph3)
Data, EOP2 Mtg into Ph3, potential partnering
AEROSURF Bridging Study
Data, FDA EOP2 into Ph3
Advance Pre-Clinical Oral HF agents
Advance LS and KL4 platform studies
Corporate Milestones:
Nasdaq Up-Listing Application
Rosta deal process for out-license

WINDTREE THERAPEUTICS

# Windtree Therapeutics



***"Striving to deliver Hope for a Lifetime!"***

WINDTREE THERAPEUTICS